Exhibit 8.1

Subsidiaries of Delhaize Group

(as of December 31, 2010)

A.	Fully Consolidated

		Ownership Interest in %
		2010	2009	2008
Alfa Beta Vassilopoulos SA	81, Spaton Avenue, Gerakas, Athens, Greece	100.0	89.9	65.2
Aniserco SA	Rue Osseghemstraat 53, 1080 Brussels, Belgium	100.0	100.0	100.0
Athenian Real Estate Development, Inc.	PO Box 1000, Portland, ME 04104, U.S.A.	100.0	100.0	100.0
ATTM Consulting and Commercial, Ltd.(1)	Kyriakou Matsi, 16 Eagle House, 10th floor, Agioi Omologites, P.C. 1082, Nicosia, Cyprus	100.0	100.0	100.0
Boney Wilson & Sons, Inc.	PO Box 1000, Portland, ME 04104, U.S.A.	100.0	100.0	100.0
Bottom Dollar Food Holding, LLC	2110 Executive Drive, Salisbury, NC 28147, U.S.A.	100.0	100.0	—
Bottom Dollar Food Northeast, LLC	2110 Executive Drive, Salisbury, NC 28147, U.S.A.	100.0	100.0	—
Bottom Dollar Food Southeast, LLC	2110 Executive Drive, Salisbury, NC 28147, U.S.A.	100.0	100.0	—
CF Bugboort BVBA(2)	Wespelaarsebaan 126, 3190 Boortmeerbeek, Belgium	—	100.0	100.0
Delhaize America, LLC	2110 Executive Drive, Salisbury, NC 28147, U.S.A.	100.0	100.0	100.0
Delhaize America Shared Services Group, LLC	2110 Executive Drive, Salisbury, NC 28147, U.S.A.	100.0	—	—
Delhaize Deutschland GmbH(3)	Kapuzinergraben 19, 52062 Aachen, Germany	—	—	100.0
Delhaize Finance B.V.	Martinus Nijhofflaan 2, 2624 ES Delft, The Netherlands	100.0	100.0	100.0
Delhaize Griffin SA	Square Marie Curie 40, 1070 Brussels, Belgium	100.0	100.0	—
Delhaize Insurance Company, Inc	76 St. Paul Street, Suite 500, Burlington, VT 05401, U.S.A.	100.0	100.0	100.0
Delhaize Luxembourg S.A.	6, Route d’Olm, Zone Industrielle, 8287 Kehlen, Grand-Duchy of Luxembourg	100.0	100.0	100.0
Delhaize The Lion America, LLC	2110 Executive Drive, Salisbury, NC 28147, U.S.A.	100.0	100.0	100.0
Delhaize The Lion Coordination Center SA	Rue Osseghemstraat 53, 1080 Brussels, Belgium	100.0	100.0	100.0
Delhaize “The Lion” Nederland B.V.	Martinus Nijhofflaan 2, 2624 ES Delft, The Netherlands	100.0	100.0	100.0
Delhaize US Holding, Inc.	2110 Executive Drive, Salisbury, NC 28147, U.S.A.	100.0	100.0	—
Delhome SA	Bld de l’Humanité 219/221, 1620 Drogenbos, Belgium	100.0	100.0	100.0
Delimmo SA	Rue Osseghemstraat 53, 1080 Brussels, Belgium	100.0	100.0	100.0
Distri Group 21 NV(4)	Everdongenlaan 21, 2300 Turnhout, Belgium	—	100.0	100.0
DZA Brands, LLC	2110 Executive Drive, Salisbury, NC 28147, U.S.A.	100.0	100.0	100.0
Ecad NV(5)	Everdongenlaan 21, 2300 Turnhout, Belgium	—	—	100.0
ENA SA	81, Spaton Avenue, Gerakas, Athens, Greece	100.0	89.9	65.2
Flashmarkt NV(6)	Everdongenlaan 21, 2300 Turnhout, Belgium	—	—	100.0
FL Food Lion, Inc.	PO Box 1330, Salisbury, NC 28145, U.S.A.	100.0	100.0	100.0
Food Lion, LLC	2110 Executive Drive, Salisbury, NC 28147, U.S.A	100.0	100.0	100.0
Food Lion (Thailand), Inc.(7)	2110 Executive Drive, Salisbury, NC 28147, U.S.A.	—	100.0	100.0
Gastro International S.R.L.(8)	Calea Grivitei, N°399, Sector 1, Bucharest, Romania	—	100.0	100.0
Guiding Stars Licensing Company	P.O. Box 1000, Portland, ME 04104, USA	100.0	100.0	100.0

		Ownership Interest in %
		2010	2009	2008
Hannaford Bros. Co.	145 Pleasant Hill Road, Scarborough, ME 04074, U.S.A.	100.0	100.0	100.0
Hannaford Energy, LLC	145 Pleasant Hill Road, Scarborough, ME 04074, U.S.A.	100.0	100.0	—
Hannaford Licensing Corp.	PO Box 1000, Portland, ME 04104, U.S.A.	100.0	100.0	100.0
Hannaford Procurement Corp.(9)	PO Box 1000, Portland, ME 04104, U.S.A.	—	—	100.0
Hannaford Trucking Company	PO Box 1000, Portland, ME 04104, U.S.A.	100.0	100.0	100.0
Hannbro Company	PO Box 1000, Portland, ME 04104, U.S.A.	100.0	100.0	100.0
Harveys Stamping Company, LLC	PO Box 646, Nashville, GA 31639, U.S.A.	100.0	100.0	100.0
Hermfri NV(6)	Everdongenlaan 21, 2300 Turnhout, Belgium	—	—	100.0
Heulcad NV(5)	Everdongenlaan 21, 2300 Turnhout, Belgium	—	—	100.0
Holding and Food Trading Company Single Partner LLC	81, Spaton Avenue, Gerakas, Athens, Greece	100.0	89.9	65.2
Holding and Food Trading Company Single Partner LLC & Co Ltd Partnership	81, Spaton Avenue, Gerakas, Athens, Greece	100.0	89.9	65.2
Huro NV	Wezenstraat 4, 2370 Arendonk, Belgium	100.0	100.0	100.0
J.H. Harvey Co., LLC	727 South Davis Street, Nashville, GA 31639, U.S.A	100.0	100.0	100.0
Jobmart NV(2)	Everdongenlaan 21, 2300 Turnhout, Belgium	—	100.0	100.0
Kash n’ Karry Food Stores, Inc.	3801 Sugar Palm Drive, Tampa, FL 33619, U.S.A.	100.0	100.0	100.0
Katdrink NV(2)	Everdongenlaan 21, 2300 Turnhout, Belgium	—	100.0	100.0
Knauf Center Pommerlach S.A.	Route d’Olm 6, 8287 Kehlen, Grand-Duchy of Luxembourg	100.0	100.0	—
Knauf Center Schmëtt S.A.	Route d’Olm 6, 8287 Kehlen, Grand-Duchy of Luxembourg	100.0	100.0	—
Koermart NV(5)	Everdongenlaan 21, 2300 Turnhout, Belgium	—	—	100.0
Kommar NV(2)	Everdongenlaan 21, 2300 Turnhout, Belgium	—	100.0	100.0
La Fourmi S.A.(8)	Siret Street nr. 95 et 1, Sector 1, Bucharest, Romania	—	100.0	100.0
Ledemart NV(5)	Everdongenlaan 21, 2300 Turnhout, Belgium	—	—	100.0
Leoburg NV	Lommelsesteenweg 8, 3970 Leopoldsburg, Belgium	100.0	100.0	100.0
Lithia Springs, LLC	2110 Executive Drive, Salisbury, NC 28147, U.S.A.	60.0	60.0	60.0
Maascad NV(4)	Everdongenlaan 21, 2300 Turnhout, Belgium	—	100.0	100.0
Marietta Retail Holdings, LLC	3735 Beam Rd, Unit B, Charlotte, NC 28217, U.S.A.	0.0	0.0	—
Marion Real Estate Investments, LLC	2110 Executive Drive, Salisbury, NC 28187, U.S.A.	100.0	100.0	100.0
Markant-Lux S.A.	Route d’Olm 6, 8287 Kehlen, Grand-Duchy of Luxembourg	100.0	—	—
Martin’s Food of South Burlington, Inc.	PO Box 1000, Portland, ME 04104, U.S.A.	100.0	100.0	100.0
MC Portland, LLC	PO Box 1000, Portland, ME 04104, U.S.A.	100.0	—	—
Mega Doi S.R.L	39-49 Nicolai Titulesco Avenue, 1st district, Bucharest, Romania	99.2	99.2	99.2
Mega Image S.R.L.	95 Siret Street, 1st district, Bucharest, Romania	100.0	100.0	100.0
Merelmart NV(10)	Everdongenlaan 21, 2300 Turnhout, Belgium	—	—	100.0
Molmart NV	Rue Osseghemstraat 53, 1080 Brussels, Belgium	100.0	100.0	100.0
Morrills Corner, LLC	PO Box 1000, Portland, ME 04104, U.S.A.	100.0	—	—
Octomarket NV(5)	Everdongenlaan 21, 2300 Turnhout, Belgium	—	—	100.0
Plain Street Properties, Inc.(11)	PO Box 1000, Portland, ME 04104, U.S.A.	—	—	100.0
Points Plus Punten SA	Rue Osseghemstraat 53, 1080 Brussels, Belgium	100.0	100.0	100.0
P.L. Logistics Center - Dianomes - Apothikefsis - Logistics S.A.(12)	81, Spaton Avenue 15344, Gerakas, Greece	—	—	65.2
Progressive Distributors, Inc.	PO Box 1000, Portland, ME 04104, U.S.A.	100.0	100.0	100.0
Rafo Com Construct S.R.L. (8)	Calea Rahovei, N°299, Sector 5, Bucharest, Romania	—	100.0	100.0

		Ownership Interest in %
		2010	2009	2008
Redelcover S.A.	Rue de Merl 74, 2146 Luxembourg, Grand-Duchy of Luxembourg	100.0	100.0	100.0
Rethy NV(5)	Everdongenlaan 21, 2300 Turnhout, Belgium	—	—	100.0
Risk Management Services, Inc.	PO Box 1330, Salisbury, NC 28145, U.S.A.	100.0	100.0	100.0
Rovas 2001 Prodimpex S.R.L.(8)	95 Siret Street, 1st district, Bucharest, Romania	—	100.0	100.0
Serdelco S.A.S.	Parc des Moulins, Avenue de la Créativité 4, 59650 Villeneuve d’Ascq, France	100.0	100.0	100.0
7 Seasons NV(6)	Everdongenlaan 21, 2300 Turnhout, Belgium	—	—	100.0
Shop ‘N Save - Mass., Inc.(9)	PO Box 1000, Portland, ME 04104, U.S.A.	—	—	100.0
Sinking Spring Retail Holdings, LLC	3735 Beam Rd, Unit B, Charlotte, NC 28217, U.S.A.	0.0	0.0	—
Smart Food Shopping SA	Chaussée de Wavre 42A, 5030 Gembloux, Belgium	100.0	100.0	100.0
SS Morrills, LLC	PO Box 1000, Portland, ME 04104, U.S.A.	100.0	—	—
Summit Commons Retail Holdings, LLC	3735 Beam Rd, Unit B, Charlotte, NC 28217, U.S.A.	0.0	0.0	—
Super Market Koryfi SA(13)	81, Spaton Avenue, Gerakas, Athens, Greece	—	89.9	—
Supermarkten Voeten-Hendrickx NV(2)	Markt 18, 2470 Retie, Belgium	—	100.0	100.0
The Pride Reinsurance Company, Ltd.	The Metropolitan Building, 3rd Floor, James Joyce Street, Dublin 1, Ireland	100.0	100.0	100.0
Universal MVM Conexim S.R.L.(8)	Str. Constantin Rädulescu-Motru, N°12, Bl.27B, ground floor, Sector 4, Bucharest, Romania	—	100.0	100.0
Vangeelder NV(5)	Everdongenlaan 21, 2300 Turnhout, Belgium	—	—	100.0
Victory Distributors, Inc.	P.O. Box 1000, Portland, ME 04104, U.S.A.	100.0	100.0	100.0
Viginti NV(5)	Everdongenlaan 21, 2300 Turnhout, Belgium	—	—	100.0
Wambacq & Peeters NV	Isidoor Crockaertstraat 25, 1731 Zellik, Belgium	85.0	85.0	85.0
Wilmart NV(2)	Everdongenlaan 21, 2300 Turnhout, Belgium	—	100.0	100.0
Wintrucks NV	Isidoor Crockaertstraat 25, 1731 Zellik, Belgium	88.0	88.0	88.0

(1)	In liquidation.
(2)	Merged with Delimmo SA on August 31, 2010.
(3)	Sold in September 2009.
(4)	Liquidated.
(5)	Merged into Delimo SA on August 5, 2009.
(6)	Merged into Delimmo SA on April 21, 2009.
(7)	Dissolved on March 15, 2010.
(8)	Merged into Mega Image S.R.L. on January 1, 2010.
(9)	Merged into Victory Distributors, Inc. in October 2009.
(10)	Merged into Distri Group 21 NV on January 9, 2009.
(11)	Dissolved beginning of 2009.
(12)	Merged into Alfa Beta Vassilopoulos SA on December 9, 2008.
(13)	Merged into Alfa Beta Vassilopoulos SA on November 3, 2010.

B.	Joint Ventures - Proportionally Consolidated

		Ownership Interest in %
		2010	2009	2008
P.T. Lion Super Indo, LLC	JI. Ancol I n°9-10, Ancol Barat, Jakarta, Indonesia	51.0	51.0	51.0